UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 28, 2006

THE BOMBAY COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7832 (Commission File Number)	75-1475223 (I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas (Address of Principal Executive Officers)	76107 (Zip Code)

(817) 347-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement

Section 1—Registrant’s Business and Operations.

Item 1.01—Entry into a Material Definitive Agreement.

 A.  Incentive Bonus Plan. On February 28, 2006, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of The Bombay Company, Inc. (“Bombay”) approved an executive incentive bonus plan for the fiscal year ended February 3, 2007 (the “2006 Program”), pursuant to the Company’s Executive Management Incentive Compensation Plan (the “Incentive Plan") filed as an exhibit to the Company’s Definitive Proxy Statement dated April 10, 2003. The 2006 Program provides for performance based short-term incentive awards for the Company’s executive officers, conditioned upon the achievement of specified performance goals for the fiscal year.

Eligible participants under the 2006 Program include the following executive officers and named executive officers from the 2005 Proxy Statement: (i) James D. Carreker, Chief Executive Officer of the Company, (ii) Steven C. Woodward, Executive Vice President and General Merchandise Manager, (iii) Justin Lewis, Senior Vice President, (iv) Elaine D. Crowley, Senior Vice President, Chief Financial Officer and Treasurer, (v) Lucretia L. Doblado, Senior Vice President, (vi) Donald V. Roach, Senior Vice President, (vii) Michael J. Veitenheimer, Senior Vice President and Secretary, (viii) James D. Johnson, Vice President, and (ix) Pasty P. Holmes, Vice President.

Under the 2006 Program, each participant is eligible to receive a cash bonus, based upon a percentage of such participant’s annual salary, with the range of bonuses from 40% to 100%. For Fiscal 2006, 75% of the participant’s bonus is based on Company operating results and 25% on individual performance, except for the Chief Executive Officer, whose bonus is based entirely upon the Company’s operating results. The 2006 Program provides for incentives payments relating to the Company’s operating results for each six-month operating season based upon the attainment of objectively established financial goals for Fiscal 2006, which are subject to adjustment by the Committee for unusual items, if any. The bonus pools for each season are derived by setting aside a fixed percentage of the improvement in pre-tax operating results and contain a minimum threshold that must be met for the payment of any bonuses. The assessment of individual performance relating to each participant’s operational or functional area is made on an annual basis and payment is subject to the attainment of a minimum threshold of improvement in pre-tax operating results.   Bonuses are not capped, except for that of the Chief Executive Officer whose bonus is capped at 150% of base salary, and financial performance above performance target levels results in escalating bonus payments according to a predetermined formula.

As supported by the Securities and Exchange Commission’s Frequently Asked Questions dated November 23, 2004 (Question 13) and consistent with the treatment of similar information under Instruction 2 to Item 402(k) of Regulation S-K, the Registrant has excluded information relating to target levels with respect to specific quantitative or qualitative performance-related factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the Registrant.

B. Stock Options. On March 3, 2006, the Committee approved an annual grant of stock options (the”2006 Annual Stock Option Grant”) and a retention grant of stock options (the”2006 Retention Stock Option Grant”) to each of the executive officers of Bombay identified in the table below. Options were granted under the Company’s 1996-Long-Term Incentive Stock Plan (“Option Plan”) and are subject in all respects to the Option Plan’s terms and conditions. The Plan and the form of stock option grant agreement for the annual option grant are filed as Exhibits 10(d) and 10(e) to the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2005. The form of agreement for the retention option grant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Executive Officer	2006 Annual Stock Option Grant [1]	2006 Retention Stock Option Grant [2]
Steven C. Woodward	67,000	50,000
Justin W. Lewis	50,000	30,000
Elaine D. Crowley	50,000	30,000
Lucretia D. Doblado	50,000	20,000
Donald V. Roach	50,000	20,000
Michael J. Veitenheimer	50,000	20,000
James D. Johnson	40,000	10,000
Patsy P. Holmes	25,000	10,000

[1]
The 2006 Stock Option Grants were made on March 3, 2006 at an exercise price equal to the fair market value based on the closing market value of Bombay’s Common Stock on the New York Stock Exchange on March 3, 2006 (which was $3.29). All options will vest in equal annual installments over four years beginning on the first anniversary of the grant date. Options expire seven years after the date of grant.

[2]
The 2006 Retention Stock Option Grants were made on March 3, 2006 at fair market value based on the closing market value of Bombay’ Common Stock on the New York Stock Exchange on March 3, 2006 (which was $3.29). All options have a two-year cliff vesting period and will vest on March 3, 2008. Options expire seven years after the date of grant.

C. Change of Control Severance Agreements. On February 28, 2006, the Company entered into a Change in Control Severance Agreement (“Agreement”) with each of the executive officers included in the table above. These Agreements provide that in the event that there is a change in control of the Company as defined in the Agreement and the executive officer’s employment is terminated during the period from six months prior to 24 months after the change of control, other than for cause, then such officer shall be entitled to receive, in lieu of any other cash severance payment and in exchange for a release of all claims against the registrant, a lump sum payment equal to a prorated bonus for the year in which the change of control occurs plus a pre-determined multiple of the then current annual base salary and annual bonus, as defined, the immediate vesting of all stock options and restricted stock previously granted and, continued health and welfare benefits for the period of time equal to the payment period set forth above. Total severance payments or benefits payable under the Agreement are subject to limits established under Section 280G of the Internal Revenue Code with respect to “parachute payments”. In the event that such a payment exceeded the amount permitted under Section 280G, the amount would be adjusted accordingly. The payment multiples are determined by position, with Executive Vice Presidents and Senior Vice Presidents being entitled to two times annual base salary and bonus and Vice Presidents entitled to one and one-half times annual base salary and bonus. A copy of the form of Change of Control Severance Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Exhibit No. Description

99.1 99.2	Form of Employee Award Agreement Non Qualified Options Pursuant to The Bombay Company, Inc. 1996 Long-Term Incentive Stock Plan Form of Change of Control Severance Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOMBAY COMPANY, INC.
(Registrant)

Date: March 6, 2006	/s/ ELAINE D. CROWLEY
Elaine D. Crowley Senior Vice President, Chief Financial Officer and Treasurer